SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

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                                    FORM 8-K

                                 Current Report

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): February 20, 2004

                             Optimal Robotics Corp.
             (Exact Name of Registrant as Specified in its Charter)

                                     Canada
                 (State or Other Jurisdiction of Incorporation)

                0-28572                                 98-0160833
      (Commission File Number)              (IRS Employer Identification No.)

         4700 de la Savane, Suite 101, Montreal, Quebec, Canada H4P 1T7
          (Address of Principal Executive Offices, Including Zip Code)

                                 (514) 738-8885
              (Registrant's Telephone Number, Including Area Code)

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ITEM 9. REGULATION FD DISCLOSURE

On February 20, 2004, the registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99.

The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

                                   SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2004                    Optimal Robotics Corp.
                                            (Registrant)


                                            By: Holden L. Ostrin
                                                --------------------------------
                                                Holden L. Ostrin
                                                Co-Chairman

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                         Exhibit Index

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Exhibit 99               Press Release dated February 20, 2004
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